SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 15, 1996
                                                   -------------------------


                            CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                 333-85224-01                            0
    ------------------------------------------------------------------------
             (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    -------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                   --------------------------

                                       N/A
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report.)

Item 5. Other Events.
        -------------

               On July 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ----------------------------------

               (c)    Exhibits.

              The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page
        -----------          -----------                                ----

        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on July 15, 1996


SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               THE CIT GROUP/SALES FINANCING,
                                               INC., as servicer



                                               By:/S/ Frank Garcia
                                                  ----------------
                                               Name: Frank Garcia
                                               Title: Vice President

Dated:  July 30, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.   The Monthly Report for the period from June 1, 1996 to June 30, 1996
                                            ------------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF, he has affixed hereunto his signature this 10th day of
                                                               -----------
July 1996.
- ----------

                                            THE CIT GROUP/SALES FINANCING, INC.


                                            BY/s/ Frank Garcia
                                            ------------------
                                            Frank Garcia
                                            Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                          End of Period             6/30/96
                                     Determination date             7/10/96
                                      Distribution date             7/15/96





All Payments on the Contracts                                      5,412,309.66
All Liquidation Proceeds on the Contracts with respect
  to Principal                                                        58,807.53
Recoveries on Previously Defaulted/Liquidated Contracts                  168.69
Repurchased Contracts                                                      0.00
Servicer Advances                                                    113,334.65
Reimbursement of Prior Month Advances                               (105,611.43)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              2,994.58
Transfer of Funds from Pre-Funding Account Available for
  Principal Distribution                                                   0.00



Total Amount Available for Distribution                            5,482,003.68

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     4,702,371.27

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 514,534.86
    Amounts to Servicer                                              195,240.63
    Interest Payment on Cash Collateral Loan                           2,826.02

Total Distribution                                                 5,482,003.68

Interest
- --------
3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   976,254.00
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          976,254.00
          (b) Certificate Interest                                    67,030.90

Principal
- ---------
Beginning Outstanding Principal Balance of Notes:                216,945,333.06


5. Formula Principal Distribution Amount                           3,726,117.27

          (a) Stated Principal                                     1,469,674.10
          (b) Principal Prepayments                                2,050,396.87
          (c) Liquidated Contracts                                    96,242.59
          (d) Defaulted Contracts                                    109,803.71
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 3,726,117.27
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      213,219,215.79

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal Certificate           0.00
      Closing Certificate Balance                                 13,749,928.68




Contract Pool
- -------------
                                                 Number           Amount
                                                 ------           ------
9.   Closing Pool Balance                         9,057          226,969,144.18

10.  Note Pool Factor                                                  0.902520
11.  Certificate Pool Factor                                           0.999990


Delinquency Information                          Number            Amount
- -----------------------                          ------            ------
12. Delinquent Contracts
          (a) 31-59 Days                           47              1,243,157.66
          (b) 60-89 Days                           21                585,205.87
          (c) 90 Days or more                       5                 77,114.23


13. Repossessed Contracts                           7                166,716.97
14. Repossessed Contracts Remaining in Inventory    9                248,225.56

Miscellaneous
- -------------
15. Monthly Servicing Fee  (Includ. Amount of Investment Earnings
     on amounts on deposit in the Collection Account)                195,240.63

16.  Amount of Servicer Fee Paid                                     195,240.63

17.  Opening Balance of Cash Collateral Account                    5,190,643.38
           Principal Prepayment to Cash Collateral Depositor         (83,837.64)
          Deposit to Cash Collateral Account                                -
       Available Balance of Cash Collateral Account at the End
          of the current Period                                    5,106,805.74
       Required Cash Collateral Amount                             5,106,805.74

18.   Opening Balance of funds on deposit in the Pre-Funding Account       0.00
           Monthly interest on Pre-Funding
             Account                                                       0.00
           Transfer of funds from Pre-Funding Account for
             Subsequent Contracts                                          0.00
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                              0.00
           Transfer of funds from Pre-Funding Account to Available
             for Principal Distribution                                    0.00
         Ending Balance of Prefunding
             Account                                                       0.00

19. Weighted Average Contract Rate of  all Outstanding Contract            9.94%
      Weighted Average Remaining Term to Maturity Rate of  all
        Outstanding Contracts                                            145.50

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
     Distribution Date                                                        0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24.  Opening  Balance in the Capitalized Interest Account                  0.00
           Monthly interest on Capitalized Interest Account                 -
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                               -
           Transfer of funds from Capitalized Interest Account to
             available for distribution                                     -
        Ending  Balance in the Capitalized Interest
             Account                                                        -

25.  Amount of Monthly Advances by Servicer                          112,634.79

26.  Amount of Non-Reimbursable Payments by Servicer                     699.86

27.  Amounts to Holder of GP Interest                                514,534.86